SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 15, 2003


                              THE IT GROUP, INC.
            ---------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-09037                33-0001212
---------------------------------   -----------------     --------------------
(State or Other Jurisdiction of       (Commission            (IRS Employer
        Incorporation)                File Number)         Identification No.)


          2790 Mosside Boulevard, Monroeville, Pennsylvania          10019
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            (Address of principal executive offices)               (zip code)


      Registrant's telephone number, including area code: (412) 372-7701


                                Not Applicable
    -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On January 15, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from May 4, 2002 through May 31, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of January 27, 2003 and incorporated herein by reference.



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Item 7.  Financial Statements and Exhibits.

(c)    Exhibits:

       Number         Description

       99.1 Notice of Filing of Monthly Operating Report for period from May 4, 2002 through May 31, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of January 27, 2003.



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                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE IT GROUP, INC.


                                         By:   /s/ Harry J. Soose, Jr.
                                               ------------------------------
                                               Name:  Harry J. Soose
                                               Title: Chief Operating Officer



Date:  January 27, 2003


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                               INDEX TO EXHIBITS


         Number      Description

         99.1 Notice of Filing of Monthly Operating Report for period from May 4, 2002 through May 31, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of January 27, 2003.